Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Please vote now—your fund needs your voice

Dear Vanguard Fund Shareholder:

As the November 15 proxy voting deadline approaches for all U.S.-based Vanguard funds, we’re writing to remind you that we have not yet received your votes on the important proposals recently sent to you.

Your vote is crucial. Because you held shares in one or more Vanguard funds as of August 16, 2017, we are counting on you, and all shareholders, to participate in this important process. By voting now, you can help us avoid the extra time and costs of extending the proxy solicitation process.

If not enough votes are cast by the conclusion of the shareholder meeting in Scottsdale, Arizona, on November 15 then we may need to continue soliciting shareholder votes until we reach the required level of participation. The costs for this extension would be borne by your fund.

Fortunately, it is easy to vote using one of the methods described below. For more details, visit https://about.vanguard.com/proxy.

Thank you in advance for your participation!

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.                                                                         RMNDLTR2 102017

Subject: Time is short to vote your Vanguard proxy

Log on to vote on Vanguard trustees and fund proposals

The November 15 deadline for voting in Vanguard’s 2017 proxy campaign is quickly approaching. Our records show that your retirement plan’s votes may be outstanding. If you’ve voted already, thank you! If not, we want to make sure you’re aware of an easy way to meet the voting deadline.

If you have Vanguard My Plan Manager™ access, simply log on and look for the proxy voting box on the site’s Today page. The box will have a link to the proxy ballot for your plan. Voting concludes with a shareholder meeting on Wednesday, November 15, 2017, in Scottsdale, Arizona. Don’t miss out. Your vote counts!

What’s on the ballot

The proposals on the proxy ballot will help us continue to protect shareholders’ interests, manage our funds efficiently, and keep costs low for you and your plan participants. The Vanguard board recommends voting for the six management proposals on the ballot. In addition, the board recommends a vote against a proposal submitted by shareholders of certain funds, which seeks to prescribe investment limitations on several of the funds. Shareholders of each fund are being asked to elect 12 trustees whose chief responsibility is to ensure the fund is managed in shareholders’ best interests.

Other ways to vote or learn more

Shareholders may vote online, by phone, by mail, or in person at the shareholder meeting.

To find voting details, download the proxy booklet, and review additional proxy-related information, visit our proxy resource center.

If you’d like more information, please contact your relationship manager.

Legal notices

For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest.

For institutional use only. Not for distribution to retail investors.

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© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

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Subject: Time is short to vote your Vanguard proxy

#FirstName#,

I’m writing to remind you that the November 15 deadline for voting in Vanguard’s 2017 proxy campaign is quickly approaching. If you’ve voted already, thank you! If not, we want to make sure that you’ve received your proxy materials.

Voting concludes with a shareholder meeting on November 15, 2017. Don’t miss out. Your vote counts!

What’s on the ballot

The proposals on the proxy ballot will help us continue to protect shareholders’ interests, manage our funds efficiently, and keep costs low for you and your plan participants.

The Vanguard board recommends voting for the six management proposals on the ballot. In addition, the board recommends a vote against a proposal submitted by shareholders of certain funds, which seeks to prescribe investment limitations on several of the funds.

Shareholders of each fund are being asked to elect 12 trustees whose chief responsibility is to ensure the fund is managed in shareholders’ best interests.

How to vote or learn more

Shareholders may vote online, by phone, by mail, or in person. The shareholder meeting is scheduled for Wednesday, November 15, 2017, in Scottsdale, Arizona.

Vote now:

http://www.proxy-direct.com/vanguard

View the proxy booklet and additional proxy-related information:

http://about.vanguard.com/proxy/

If you have not received your proxy voting materials, please contact me as soon as possible and I’ll be happy to assist you.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

**For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.**

All investing is subject to risk, including the possible loss of the money you invest.

For institutional use only. Not for distribution to retail investors.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/instlprivacystmt

455 Devon Park Drive | Wayne, PA 19087-1815 | institutional.vanguard.com